MUNIYIELD
CALIFORNIA
FUND, INC.



FUND LOGO



Annual Report

October 31, 1999



This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.




MuniYield
California Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MuniYield California Fund, Inc.


TO OUR SHAREHOLDERS

For the year ended October 31, 1999, the Common Stock of MuniYield California Fund, Inc. earned $0.866 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 6.50%, based on a month-end per share net asset value of $13.32. Over the same period, the total investment return on the Fund's Common Stock was -9.70%, based on a change in per share net asset value from $16.23 to $13.32, and assuming reinvestment of $0.982 per share ordinary income dividends and $0.474 per share capital gains distributions.

For the six-month period ended October 31, 1999, the total investment return on the Fund's Common Stock was -10.46%, based on a change in per share net asset value from $15.33 to $13.32, and assuming reinvestment of $0.419 per share income dividends.

For the six-month period ended October 31, 1999, the average yields of the Fund's Auction Market Preferred Stock were: Series A, 2.66%; Series B, 2.97%; and Series C, 2.65%.


The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, at October month-end, economic indicators were released suggesting that, despite strong economic and employment growth in the third quarter, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to end the six-month period at approximately 6.15%. During the period, yields on 30-year US Treasury bonds increased over 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose nearly 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.


MuniYield California Fund, Inc.
October 31, 1999


Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board in November. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
During the six-month period ended October 31, 1999, we sought to provide an attractive level of tax-exempt income as well as competitive total returns. However, while we were able to provide an attractive level of tax-exempt income, we were less successful in achieving competitive total returns. This was largely the result of the Fund being relatively fully invested in an environment of dramatically rising interest rates, causing the Fund's net asset valuation to decline. These yields were not offset by dividend income, as reflected in the Fund's total returns.

Helping the Fund's performance to some degree during the period was our emphasis on credit quality as credit spreads widened in the rising interest rate environment. With value having been restored to the taxable and tax-exempt fixed-income markets, we intend to stay the course and monitor financial data for signs pointing to an environment more supportive of fixed-income securities.

At October 31, 1999, MuniYield California Fund, Inc. was overweighted in high-quality holdings with nearly 89% of Fund assets rated at least AA by at least one of the major rating agencies.


MuniYield California Fund, Inc.
October 31, 1999


In Conclusion
We appreciate your investment in MuniYield California Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager




November 30, 1999




PROXY RESULTS
During the six-month period ended October 31, 1999, MuniYield
California Fund, Inc.'s Common Stock Shareholders voted on the following proposal. Proposal 1 was not approved at a shareholders' meeting on June 23, 1999. A description of the proposal and number of shares voted are as follows:

                                                                               Shares       Shares Voted      Shares Voted
                                                                             Voted For        Against           Abstain
1. To approve an amendment to the Articles Supplementary of the Fund.        10,898,893       540,470           597,055

During the six-month period ended October 31, 1999, MuniYield
California Fund, Inc.'s Preferred Stock Shareholders (Series A, B
and C) voted on the following proposal. Proposal 1 was not approved at a shareholders' meeting on June 23, 1999. A description of the proposal and number of shares voted are as follows:
                                                                                Shares     Shares Voted       Shares Voted
                                                                              Voted For       Against           Abstain
1. To approve an amendment to the Articles Supplementary of the Fund as follows:
                                                   Series A                       359            45                 8
                                                   Series B                       389            38                33
                                                   Series C                       238            61               100


MuniYield California Fund, Inc.
October 31, 1999


THE BENEFITS AND RISKS OF LEVERAGING

MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.




MuniYield California Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS                                                                               (in Thousands)
S&P     Moody's  Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

California--97.4%
AAA      NR*    $ 2,000   ABAG Finance Authority for Nonprofit Corporations, California,
                          COP (Children's Hospital Medical Center), 6% due 12/01/2029 (a)                      $   1,983

AAA      Aaa      4,225   Alameda Corridor Transportation Authority, California, Revenue Bonds,
                          Senior Lien, Series A, 4.75% due 10/01/2025 (h)                                          3,496

                          California HFA, Home Mortgage Revenue Bonds, AMT:
AA-      Aa2        285     Series C, 7.60% due 8/01/2030 (c)                                                        288
AA-      Aa2        410     Series D, 7.75% due 8/01/2010 (c)                                                        422
AAA      Aaa      5,000     Series E, 6.10% due 8/01/2029 (a)                                                      5,010
AA-      Aa2      2,000     Series E-1, 6.70% due 8/01/2025 (c)                                                    2,053
AA-      Aa2      3,915     Series F-1, 7% due 8/01/2026 (c)                                                       4,061
AA-      Aa2      5,330     Series N, 6.375% due 2/01/2027 (c)                                                     5,453

A+       Aa2      3,700   California HFA, Revenue Bonds, RIB, AMT, Series B-2, 8.879% due 8/01/2023 (c)(j)         3,964

                          California Health Facilities Finance Authority Revenue Bonds:
NR*      Aaa     10,000     RITR, Series 17, 6.43% due 8/15/2030 (h)(j)                                            8,046
NR*      A1       2,835     (Scripps Research Institute), Series A, 6.625% due 7/01/2018                           2,953

                          California Health Facilities Finance Authority, Revenue Refunding Bonds:
A1+      VMIG1++  1,200     (Adventist Hospital), VRDN, Series B, 3.55% due 9/01/2028 (h)(k)                       1,200
A1+      VMIG1++     35     (Adventist Hospital), VRDN, Series C, 3.55% due 9/01/2015 (h)(k)                          35
AAA      Aaa      5,435     (Children's Hospital), 5.375% due 7/01/2016 (h)                                        5,156
A1+      VMIG1++  7,100     (Sutter/Catholic Healthcare System), VRDN, Series B, 3.50% due 7/01/2012 (a)(k)        7,100
AAA      Aaa      3,000     (Sutter Health), Series C, 5.125% due 8/15/2022 (f)                                    2,652

                          California Pollution Control Financing Authority, PCR, Refunding, VRDN (k):
A1+      NR*        400     (Pacific Gas and Electric), Series A, 3.55% due 12/01/2018                               400
A1+      VMIG1++  2,600     (Pacific Gas and Electric), Series E, 3.55% due 11/01/2026                             2,600
A1       P1       4,100     (Southern California Edison), Series C, 3.60% due 2/28/2008                            4,100

NR*      Aaa      1,215   California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                          (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due 12/01/2024 (d)(g)       1,293

                          California State, Department of Water Resources, Water System Revenue
                          Refunding Bonds (Central Valley Project):
AAA      Aaa      2,500     Series Q, 5.375% due 12/01/2027 (h)                                                    2,298
AA       Aa2      5,855     Series S, 5% due 12/01/2022                                                            5,108

                          California State Economic Development Financing Authority Revenue Bonds
                          (California Independent Systems Project), VRDN (k):
A1+      VMIG1++    100     Series A, 3.50% due 4/01/2008                                                            100
A1+      VMIG1++    800     Series C, 3.55% due 4/01/2008                                                            800
A1+      VMIG1++  2,000     Series D, 3.50% due 4/01/2008                                                          2,000

PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HFA       Housing Finance Agency
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes



MuniYield California Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                   (in Thousands)
S&P     Moody's  Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

California (continued)
AAA      Aaa    $ 7,500   California State, GO, 5.375% due 6/01/2026 (b)                                       $   6,908

AAA      Aaa     15,000   California State, GO, Refunding, 4.25% due 10/01/2026 (h)                               11,369

                          California State Public Works Board, Lease Revenue Bonds (i):
A+       Aaa      1,000     (Department of Corrections), Series A, 6.875% due 11/01/2004                           1,126
A+       Aaa      6,800     (Department of Corrections), Series A, 7% due 11/01/2004                               7,693
A+       Aaa      3,535     (Various Community College Projects), 7% due 3/01/2004                                 3,951

NR*      VMIG1++  3,400   California Statewide Communities Development Authority, COP
                          (Continuing Care/University Project), VRDN, 3.55% due 11/15/2028 (k)                     3,400

AAA      Aaa      6,185   Contra Costa County, California, Public Financing Authority, Lease Revenue
                          Refunding Bonds (Various Capital Facilities), Series A, 5.35% due 8/01/2024 (h)          5,696

BBB      NR*      3,000   Contra Costa County, California, Public Financing Authority, Tax Allocation
                          Revenue Bonds, Series A, 7.10% due 8/01/2022 (i)                                         3,194

AAA      Aaa      2,500   Corona, California, Public Financing Authority, Revenue Refunding Bonds,
                          Superior Lien, Series A, 5% due 9/01/2020 (f)                                            2,205

AAA      Aaa     10,500   East Bay, California, Municipal Utilities District, Water System Revenue
                          Bonds, 4.75% due 6/01/2028 (h)                                                           8,617

AAA      Aaa      2,500   Fontana, California, Redevelopment Agency Tax Allocation Refunding Bonds
                          (Southwest Industrial Park Project), 5% due 9/01/2022 (h)                                2,194

BBB      Baa3     1,810   Inglewood, California, Public Financing Authority, Revenue Refunding
                          Bonds, Series B, 7% due 5/01/2002 (i)                                                    1,932

AAA      Aaa     11,735   Irvine, California, Public Facilities and Infrastructure Authority,
                          Assessment Revenue Refunding Bonds, Series A, 5.05% due 9/02/2022 (a)                   10,371

AAA      Aaa      4,145   Lodi, California, Electric System Revenue Bonds, COP, Series A, 5.75%
                          due 1/15/2027 (h)                                                                        4,023

AAA      Aaa      3,645   Los Angeles, California, Community Redevelopment Agency, Tax Allocation
                          Refunding Bonds (Bunker Hill), Series H, 6.50% due 12/01/2015 (f)                        3,918

NR*      Aaa      4,000   Los Angeles, California, Convention and Exhibition Center Authority,
                          Lease Revenue Refunding Bonds, RITR, Series 21, 6.72% due 8/15/2018 (h)(j)               3,526

NR*      Aaa      6,200   Los Angeles, California, Department of Water and Power, Electric Plant
                          Revenue Refunding Bonds, RITR, Series 18, 6.77% due 11/15/2031 (b)(j)                    5,109

                          Los Angeles, California, Harbor Department Revenue Bonds, AMT:
NR*      Aaa      4,000     RITR, Series RI-7, 8.345% due 11/01/2026 (h)(j)                                        4,160
AA       Aa3      4,240     Series B, 6.60% due 8/01/2015                                                          4,497
AA       Aa3      8,855     Series B, 6.625% due 8/01/2019                                                         9,328

AAA      NR*        140   Los Angeles, California, S/F Home Mortgage Revenue Bonds (Mortgage-Backed
                          Securities Program), AMT, Issue A, 7.55% due 12/01/2023 (c)(g)                             144

                          Los Angeles, California, Wastewater System Revenue Bonds, Series A (b):
AAA      Aaa     13,750     5% due 6/01/2023                                                                      12,010
AAA      Aaa     14,500     5% due 6/01/2028                                                                      12,476

NR*      NR*      5,000   Los Angeles County, California, Metropolitan Transportation Authority,
                          Sales Tax Revenue Bonds, RITR, Series 30, 6.47% due 7/01/2023 (a)(j)                     4,058

                          Los Angeles County, California, Metropolitan Transportation Authority,
                          Sales Tax Revenue Refunding Bonds:
AAA      Aaa      7,760     Proposition A, First Tier, Senior Series C, 5% due 7/01/2020 (a)                       6,839
AAA      Aaa     10,080     Proposition C, Second Series, Series A, 4.75% due 7/01/2026 (f)                        8,320

AAA      NR*      2,000   Madera County, California, COP, Refunding (Valley Children's Hospital
                          Project), 5% due 3/15/2023 (h)                                                           1,743



MuniYield California Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                   (in Thousands)
S&P     Moody's  Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

California (continued)
AAA      Aaa    $ 3,105   Marin, California, Emergency Radio Authority Revenue Bonds
                          (Public Safety and Emergency Radio), 4.75% due 8/15/2021 (a)                         $   2,620

                          Metropolitan Water District of Southern California, Waterworks
                          Revenue Bonds, Series A:
AA       Aa2      2,465     5% due 7/01/2016                                                                       2,261
AA       Aa2      3,400     5% due 7/01/2026                                                                       2,930

AAA      Aaa      5,000   Modesto, California, Public Financing Authority, Lease Revenue Refunding Bonds
                          (Capital Improvements and Refinancing Project), 5% due 9/01/2029 (a)                     4,303

AAA      Aaa      8,705   Modesto, California, Wastewater Treatment Facilities Revenue Bonds, 5.625% due
                          11/01/2017 (h)                                                                           8,574

AAA      Aaa      1,270   Northern California Power Agency, Multiple Capital Facilities Revenue Bonds,
                          RIB, 9.395% due 8/01/2025 (h)(j)                                                         1,405

                          Northern California Power Agency, Public Power Revenue Refunding Bonds
                          (Hydroelectric Project Number One), Series A (h):
AAA      Aaa     13,600     5.125% due 7/01/2023                                                                  12,058
AAA      Aaa      4,000     5% due 7/01/2028                                                                       3,431

                          Oakland, California, Joint Powers Financing Authority, Lease Revenue Bonds
                          (Oakland Administration Buildings)(a):
AAA      Aaa      2,000     5.90% due 8/01/2016                                                                    2,026
AAA      Aaa      6,000     5.75% due 8/01/2021                                                                    5,897
AAA      Aaa      5,395     5.75% due 8/01/2026                                                                    5,265

AAA      Aaa      4,160   Oakland, California, State Building Authority, Lease Revenue Bonds
                          (Elihu M. Harris), Series A, 5% due 4/01/2023 (a)                                        3,645

                          Pomona, California, Public Financing Authority, Revenue Refunding Bonds
                          (Southwest Pomona Redevelopment Project), Series W (h):
AAA      Aaa      5,350     5% due 2/01/2024                                                                       4,670
AAA      Aaa      5,300     5% due 2/01/2030                                                                       4,544

AAA      Aaa      2,345   Richmond, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                          (Harbour Redevelopment Project), Series A, 5.50% due 7/01/2018 (h)                       2,252

AAA      Aaa      1,750   Riverside County, California, Asset Leasing Corporation, Leasehold Revenue
                          Refunding Bonds (Riverside County Hospital Project), Series B, 5.70%
                          due 6/01/2016 (h)                                                                        1,722

AAA      Aaa      5,000   Sacramento, California, Municipal Utility District, Electric Revenue
                          Refunding Bonds, Series L, 5.125% due 7/01/2022 (h)                                      4,467

AAA      Aaa      5,100   San Bernardino, California, City Unified School District, GO, Refunding,
                          Series A, 5.875% due 8/01/2024 (b)                                                       5,070

AAA      Aaa     10,000   San Diego, California, Certificates of Undivided Interest, Water Utility Fund,
                          Net System Revenue Bonds, 5% due 8/01/2021 (b)                                           8,815

AAA      Aaa      6,000   San Diego, California, Convention Center Expansion Financing Authority,
                          Lease Revenue Bonds, Series A, 4.75% due 4/01/2028 (a)                                   4,926

AAA      Aaa      2,500   San Diego, California, Public Facilities Financing Authority, Sewer Revenue
                          5 Bonds, 5% due /15/2020 (b)                                                             2,207

BBB+     Baa1     1,300   San Diego, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                          (Horton Project), Series B, 6.625% due 11/01/2017                                        1,363

NR*      Baa3     1,300   San Diego County, California, COP (Burnham Institute), 6.25% due 9/01/2029               1,272

AAA      Aaa     10,760   San Diego County, California, Water Authority, Water Revenue Bonds, COP,
                          Series A, 5% due 5/01/2022 (b)                                                           9,405



MuniYield California Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                   (in Thousands)
S&P     Moody's  Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

California (concluded)
                          San Francisco, California, Bay Area Rapid Transit District, Sales Tax
                          Revenue Refunding Bonds (a):
AAA      Aaa    $ 5,000     4.75% due 7/01/2023                                                                $   4,182
AAA      Aaa      5,000     5% due 7/01/2028                                                                       4,313

                          San Francisco, California, City and County Airport Commission, International
                          Airport Revenue Bonds, Second Series:
AAA      Aaa      3,000     AMT, Issue 5, 6.50% due 5/01/2019 (b)                                                  3,172
AAA      Aaa      4,525     AMT, Issue 6, 6.60% due 5/01/2020 (a)                                                  4,820
AAA      Aaa      5,000     Issue 15B, 5% due 5/01/2024 (h)                                                        4,362

AAA      Aaa      4,715   San Francisco, California, City and County Redevelopment Agency, Lease Revenue
                          Refunding Bonds (George R. Moscone Convention Center), 6.80% due 7/01/2019 (f)           5,131

AA+      NR*         95   San Francisco, California, City and County S/F Mortgage Revenue Bonds
                          (Mortgage-Backed Securities Program), AMT, 7.45% due 1/01/2024 (e)                          98

AAA      Aaa      2,000   San Francisco, California, Unified School District, COP, 4.75% due 8/01/2024 (a)         1,655

AAA      Aaa      5,000   San Joaquin Hills, California, Transportation Corridor Agency, Toll Road
                          Revenue Refunding Bonds, Series A, 5.375% due 1/15/2029 (h)                              4,546

                          San Jose, California, Redevelopment Agency Tax Allocation Bonds (Merged Area
                          Redevelopment Project)(a):
AAA      Aaa      3,000     4.75% due 8/01/2023                                                                    2,508
AAA      Aaa      5,000     5% due 8/01/2026                                                                       4,332

                          Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                          (VMC Facility Replacement Project), Series A (a)(i):
AAA      Aaa      9,525     6.75% due 11/15/2004                                                                  10,685
AAA      Aaa      2,000     6.875% due 11/15/2004                                                                  2,250

AAA      Aaa      3,000   Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Refunding
                          Bonds (Conservation Redevelopment Project), Series A, 6% due 9/01/2014 (h)               3,103

                          Southern California Home Finance Authority, S/F Mortgage Revenue Bonds
                          (Mortgage-Backed Securities Program), AMT:
AAA      NR*        895     Series A, 6.75% due 9/01/2022 (e)                                                        914
AAA      NR*      1,445     Series A, 7.625% due 10/01/2023 (g)                                                    1,486
AAA      NR*         85     Series B, 7.75% due 3/01/2024 (e)                                                         88

AAA      Aaa      5,000   Stockton, California, COP (Wastewater Treatment Plant Expansion),
                          Series A, 6.80% due 9/01/2004 (b)(i)                                                     5,600

AAA      Aaa      3,000   Stockton, California, Revenue Refunding Bonds, COP (Wastewater System Project),
                          Series A, 5.20% due 9/01/2029 (h)                                                        2,654

AAA      Aaa      5,000   University of California, COP, Series A, 5.30% due 11/01/2029 (a)                        4,502

AAA      Aaa      4,885   University of California Revenue Bonds (Research Facilities), Series D,
                          5% due 9/01/2024 (f)                                                                     4,258

AAA      Aaa      6,445   University of California, Revenue Refunding Bonds (Research Facilities),
                          Series C, 5% due 9/01/2021 (f)                                                           5,680

AAA      Aaa      5,000   Westlands, California, Water District Revenue Bonds, COP, Series A,
                          5% due 3/01/2029 (a)                                                                     4,283



MuniYield California Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                   (in Thousands)
S&P     Moody's  Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

Puerto Rico--1.6%
A        Baa1   $ 5,500   Puerto Rico Commonwealth, Highway and Transportation Authority,
                          Highway Revenue Refunding Bonds, Series V, 6.625% due 7/01/2012                       $  5,796

BBB+     Baa1     1,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                          Series U, 6% due 7/01/2014                                                               1,020

Total Investments (Cost--$431,870)--99.0%                                                                        417,944

Other Assets Less Liabilities--1.0%                                                                                4,170
                                                                                                                --------
Net Assets--100.0%                                                                                              $422,114
                                                                                                                ========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FHLMC Collateralized.
(e)FNMA/GNMA Collateralized.
(f)FSA Insured.
(g)GNMA Collateralized.
(h)MBIA Insured.
(i)Prerefunded.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(k)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.


   See Notes to Financial Statements.


QUALITY PROFILE


The quality ratings of securities in the Fund as of October 31, 1999 were as follows:
                                 Percent of
S&P Rating/Moody's Rating        Net Assets

AAA/Aaa                             79.2%
AA/Aa                                9.5
A/A                                  2.1
BBB/Baa                              2.1
NR (Not Rated)                       1.0
Other++                              5.1

[FN]
++Temporary investments in short-term municipal securities.



MuniYield California Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION
Statement of Assets, Liabilities and Capital as of October 31, 1999
Assets:             Investments, at value (identified cost--$431,870,484) (Note 1a)                         $417,944,428
                    Cash                                                                                          18,831
                    Receivables:
                      Securities sold                                                      $ 23,926,720
                      Interest                                                                7,337,690       31,264,410
                                                                                           ------------
                    Prepaid expenses and other assets                                                             18,244
                                                                                                            ------------
                    Total assets                                                                             449,245,913
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   26,561,324
                      Dividend payable (Note 1f)                                                279,563
                      Investment adviser (Note 2)                                               204,643       27,045,530
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        86,820
                                                                                                            ------------
                    Total liabilities                                                                         27,132,350
                                                                                                            ------------

Net Assets:         Net assets                                                                              $422,113,563
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (5,600 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                   $140,000,000
                      Common Stock, par value $.10 per share (21,184,475 shares issued
                      and outstanding)                                                     $  2,118,448
                    Paid-in capital in excess of par                                        298,320,316
                    Undistributed investment income--net                                      3,897,517
                    Accumulated distributions in excess of realized capital gains--net
                    (Note 1f)                                                                (8,296,662)
                    Unrealized depreciation on investments--net                             (13,926,056)
                                                                                           ------------
                    Total--Equivalent to $13.32 net asset value per Common Stock
                    (market price--$12.625)                                                                  282,113,563
                                                                                                            ------------
                    Total capital                                                                           $422,113,563
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniYield California Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (continued)
Statement of Operations
                                                                                                       For the Year Ended
                                                                                                         October 31, 1999
Investment Income   Interest and amortization of premium and discount earned                                $ 24,885,236
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  2,279,408
                    Commission fees (Note 4)                                                    354,756
                    Transfer agent fees                                                          99,230
                    Professional fees                                                            94,467
                    Accounting services (Note 2)                                                 84,428
                    Printing and shareholder reports                                             43,631
                    Custodian fees                                                               35,814
                    Listing fees                                                                 31,780
                    Directors' fees and expenses                                                 23,287
                    Pricing fees                                                                 15,750
                    Other                                                                        38,701
                                                                                           ------------
                    Total expenses                                                                             3,101,252
                                                                                                            ------------
                    Investment income--net                                                                    21,783,984
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (5,955,228)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                       (41,734,304)
Loss on                                                                                                     ------------
Investments--Net    Net Decrease in Net Assets Resulting from Operations                                    ($25,905,548)
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.




MuniYield California Fund, Inc.
October 31, 1999

FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets

                                                                                        For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                              1999            1998
Operations:         Investment income--net                                                 $ 21,783,984     $ 22,247,040
                    Realized gain (loss) on investments--net                                 (5,955,228)      14,829,943
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (41,734,304)      (7,832,939)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations         (25,905,548)      29,244,044
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (18,534,023)     (17,763,984)
Shareholders          Preferred Stock                                                        (3,048,224)      (3,786,536)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                           (4,949,446)      (1,382,438)
                      Preferred Stock                                                          (777,830)        (936,720)
                    In excess of realized gain on investments--net:
                      Common Stock                                                           (7,168,573)              --
                      Preferred Stock                                                        (1,126,578)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (35,604,674)     (23,869,678)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                               4,278,659        3,578,320
(Note 1e & 4):      Proceeds from issuance of Common Stock resulting from
                    reorganization                                                                   --       62,338,657
                    Offering costs from issuance of Common Stock resulting from
                    reorganization                                                                   --        (243,170)
                    Proceeds from issuance of Preferred Stock resulting from
                    reorganization                                                                   --       20,000,000
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock transactions        4,278,659       85,673,807
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (57,231,563)      91,048,173
                    Beginning of year                                                       479,345,126      388,296,953
                                                                                           ------------     ------------
                    End of year*                                                           $422,113,563     $479,345,126
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1g)                         $  3,897,517     $  3,679,209
                                                                                           ============     ============


                    See Notes to Financial Statements.


MuniYield California Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (concluded)
Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                1999        1998      1997       1996      1995
Per Share           Net asset value, beginning of year                $  16.23   $  15.98  $  15.44  $  15.18   $  13.91
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.03       1.11      1.17      1.16       1.18
                    Realized and unrealized gain (loss) on
                    investments--net                                     (2.25)       .39       .54       .28       1.53
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (1.22)      1.50      1.71      1.44       2.71
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.88)      (.92)     (.93)     (.93)      (.90)
                      Realized gain on investments--net                   (.24)      (.08)       --        --       (.25)
                      In excess of realized gain on investments--net      (.34)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                   (1.46)     (1.00)     (.93)     (.93)     (1.15)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --       (.01)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                            (.14)      (.19)     (.24)     (.25)      (.25)
                        Realized gain on investments--net                 (.04)      (.05)       --        --       (.04)
                        In excess of realized gain on
                        investments--net                                  (.05)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.23)      (.24)     (.24)     (.25)      (.29)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  13.32   $  16.23  $  15.98  $  15.44   $  15.18
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $ 12.625   $16.5625  $ 15.875  $ 14.875   $ 13.375
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                    (16.13%)     8.10%    13.44%    18.68%     20.62%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                  (9.70%)    11.04%    10.01%     8.54%     19.33%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses**                                      .98%       .93%      .97%      .98%      1.03%
Average Net Assets                                                    ========   ========  ========  ========   ========
Of Common Stock:    Total investment income--net**                       6.86%      7.12%     7.47%     7.50%      8.22%
                                                                      ========   ========  ========  ========   ========
                    Amount of dividends to Preferred
                    Stock shareholders                                    .96%      1.21%     1.53%     1.61%      1.74%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                         5.90%      5.91%     5.94%     5.89%      6.48%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses                                        .68%       .65%      .67%      .67%       .69%
Total Average                                                         ========   ========  ========  ========   ========
Net Assets:**++     Total investment income--net                         4.77%      4.94%     5.14%     5.16%      5.48%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock shareholders            2.18%      2.82%     3.36%     3.47%      3.49%
Average Net Assets                                                    ========   ========  ========  ========   ========
Of Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of year (in thousands)                        $282,114   $339,345  $268,297  $259,082   $254,742
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $140,000   $140,000  $120,000  $120,000   $120,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                 146.39%    136.88%    88.68%    67.48%     69.59%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,015   $  3,424  $  3,236  $  3,159   $  3,123
                                                                      ========   ========  ========  ========   ========

Dividends per       Series A--Investment income--net                  $    527   $    729  $    852  $    875   $    882
Share On                                                              ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    546   $    693  $    830  $    860   $    864
Outstanding:                                                          ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    591   $    466        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Includes Common and Preferred Stock average net assets.
                ++++The Fund's Preferred Stock was issued on April 10, 1992 (Series
                    A and B) and February 9, 1998 (Series C).

                    See Notes to Financial Statements.



MuniYield California Fund, Inc.
October 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principals, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


MuniYield California Fund, Inc.
October 31, 1999


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering costs--Direct expenses relating to the issuance of Common Stock resulting from reorganization were charged to capital.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $15,060 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $1,511 has been reclassified between accumulated distributions in excess of net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $637,411,624 and $657,091,134, respectively.

Net realized gains (losses) for the year ended October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Losses

Long-term investments             $(7,416,009)  $(13,926,056)
Financial futures contracts         1,460,781             --
                                  -----------   ------------
Total                             $(5,955,228)  $(13,926,056)
                                  ===========   ============

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $14,029,018, of which $7,761,084 related to appreciated securities and $21,790,102 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $431,973,446.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 1999 increased by 274,041 as a result of dividend reinvestment and during the year ended October 31, 1998 increased by 3,896,657 pursuant to a plan of reorganization and by 223,455 as a result of dividend reinvestment.


MuniYield California Fund, Inc.
October 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1999 were: Series A, 3.00%; Series B, 3.00%; Series C, 2.75%.

Shares issued and outstanding during the year ended October 31, 1999 remained constant and during the year ended October 31, 1998 increased by 800 pursuant to a plan of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, earned $141,701 as commissions.


5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $7,128,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070458 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield California Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Fund, Inc. as of October 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Fund, Inc. as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte &Touche LLP
Princeton, New Jersey
December 6, 1999
</AUDIT-REPORT>



MuniYield California Fund, Inc.
October 31, 1999


IMPORTANT TAX INFORMATION (unaudited)
All of the net investment income distributions paid by MuniYield
California Fund, Inc. during its taxable year ended October 31, 1999 qualify as tax-exempt interest dividends for Federal Income tax purposes. Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

                                                      Payable          Ordinary       Long-Term
                                                        Date            Income      Capital Gains*
Common Stock Shareholders                             12/30/98          $.104632       $.474305

Preferred Stock Shareholders:     Series A            11/12/98          $26.18         $ 77.75
                                                      12/10/98          $26.18         $ 80.35
                                                       1/07/99          $23.55         $ 76.62
                                                       2/04/99          $ 9.51         $ 39.69

                                  Series B            11/05/98            --           $ 26.70
                                                      11/12/98          $ 7.05         $ 19.63
                                                      11/19/98          $ 6.52         $ 18.24
                                                      11/27/98          $ 7.03         $ 19.86
                                                      12/03/98          $ 4.97         $ 14.14
                                                      12/10/98          $ 6.30         $ 18.04
                                                      12/17/98          $ 6.79         $ 19.61
                                                      12/24/98          $ 7.12         $ 20.84
                                                      12/31/98          $ 7.27         $ 21.52
                                                       1/07/99          $ 9.11         $ 27.51
                                                       1/14/99          $ 6.01         $ 18.72
                                                       1/21/99          $ 5.95         $ 19.17
                                                       1/28/99          $ 5.18         $ 17.45
                                                       2/04/99          $ 4.03         $ 16.11

                                  Series C            11/05/98            --           $100.33
                                                      12/03/98          $45.89         $ 48.20
                                                      12/31/98          $ 9.39         $ 14.60

*All of the distributions are subject to the 20% tax rate.

 Please retain this information for your records.


MuniYield California Fund, Inc.
October 31, 1999


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.



MuniYield California Fund, Inc.
October 31, 1999


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MYC